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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 16, 2001 relating to the financial statements, which appears in Red Hat, Inc.'s Annual Report on Form 10-K for the year ended February 28, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.
/s/PricewaterhouseCoopers LLP


Raleigh, North Carolina
April 19, 2001